SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                             December 22, 2000
              Date of Report (Date of earliest event reported)

                           US AIRWAYS GROUP, INC.
                      (Commission file number: 1-8444)

                                    and

                              US AIRWAYS, INC.
                      (Commission file number: 1-8442)

        (Exact names of registrants as specified in their charters)


             Delaware              US Airways Group, Inc. 54-1194634
     (State of incorporation       US Airways, Inc.       53-0218143
     of both registrants)          (I.R.S. Employer Identification Nos.)


                           US Airways Group, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)


                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)




Item 5.  Other Events.

               On May 23, 2000, US Airways Group, Inc. ("US Airways"), UAL Corporation ("UAL") and Yellow Jacket Acquisition Corp., a wholly-owned subsidiary of UAL ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into US Airways, with US Airways being the surviving corporation (the "Merger"). As of the date of this filing, US Airways announced in a press release that it and UAL have agreed with the United States Department of Justice to extend the period for regulatory review of the Merger.

               A copy of the press release, dated December 22, 2000, issued by US Airways announcing the extension, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

Item 7.  Financial Statements and Exhibits.

        (c)    The following exhibit is filed with this report:

        (99.1)  Press release of US Airways Group, Inc., dated December 22,
                2000.



                                 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        US AIRWAYS GROUP, INC. (REGISTRANT)

Date: December 22, 2000                 By: /s/ Anita P. Beier
                                            -------------------------------

                                        Name:  Anita P. Beier
                                        Title: Vice President and Controller
                                               (Chief Accounting Officer)


                                        US AIRWAYS, INC. (REGISTRANT)


Date: December 22, 2000                 By: /s/ Anita P. Beier
                                            -------------------------------

                                        Name:  Anita P. Beier
                                        Title: Vice President and Controller
                                               (Chief Accounting Officer)




                               EXHIBIT INDEX


(99.1)   Press release of US Airways Group, Inc., dated December 22, 2000.